LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED MAY 24, 2016

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 12, 2016 OF

WESTERN ASSET PRIME OBLIGATIONS MONEY MARKET FUND

The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for Western Asset Prime Obligations Money Market Fund

The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

When shares begin to earn dividends: If your order for a purchase to be made in federal funds is received by a fund in good order on a fund business day prior to 12:00 noon (Eastern time), shares purchased will normally be entitled to receive dividends declared on that day and orders received after the applicable time on a fund business day will normally begin to earn dividends on the following business day.

Redemption Proceeds: If your redemption request is received in good order by your Service Agent or the transfer agent prior to 12:00 noon (Eastern time) on a fund business day and you request that same day proceeds be sent to you by wire, your redemption proceeds normally will be sent on that day, but in any event within seven days. If your request is received after 12:00 noon (Eastern time) on a day the fund is open for business, or if proceeds are to be sent by check, your redemption proceeds normally will be sent the next business day, but in any event within seven days. However, your proceeds may be delayed for up to 10 days if your share purchase was made by check.

You generally are entitled to receive dividends on fund shares through the business day prior to the day on which your proceeds are sent to you.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission (“SEC”).

If you hold your shares through a Service Agent, your Service Agent may have its own earlier deadlines for the receipt of a redemption request. Your sale or redemption proceeds will be sent by federal wire to your Service Agent. You should check with your Service Agent to determine when your proceeds will be available to you.

If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities instead of cash. You may pay transaction costs to dispose of the securities, and you may receive less than the price at which they were valued for purposes of the redemption.

Share price/Fund business days: You may buy or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order. You may exchange shares at the final NAV calculated on a fund business day after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on the days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the Federal Reserve wire payment system is open and the NYSE is open, the fund may close for purchase or redemption transactions if, due to an emergency or other unanticipated event, the bond markets are closed for business as recommended by the Securities Industry and Financial Markets Association (“SIFMA”).

The fund typically calculates its NAV as of 12:00 noon (Eastern time) and as of the time it closes for business on each fund business day. However, the fund could, without advance notice, determine not to make an intraday calculation on any given day for a number of reasons such as unusual conditions in the bond, credit or other markets or unusual fund purchase or redemption activity. If the fund determined not to make an intraday calculation, purchases or redemptions would be effected at the next determined closing NAV, which may be greater or less than the price at which the purchase or redemption would otherwise have been effected.

On any day when the NYSE, the FRBNY or the bond markets (as recommended by SIFMA) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, the fund reserves the right to close early and make its final NAV calculation as of the time of its early close.

The fund normally closes for business at 4:00 p.m. (Eastern time). When SIFMA recommends an early close to the bond markets on a business day before or after a day on which a national holiday is celebrated, the fund reserves the right to close at or prior to the SIFMA recommended closing time. For calendar year 2016, SIFMA recommends an early close of the bond markets on March 24, 2016, May 27, 2016, July 1, 2016, November 25, 2016, December 23, 2016 and December 30, 2016. The schedule may be changed by SIFMA due to market conditions.

Please retain this supplement for future reference.

WASX274388

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